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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 1999

CENTERSPAN COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	93-1040330 (I.R.S. Employer Identification No.)
7175 NW Evergreen Parkway #400 Hillsboro, Oregon (Address of principal executive offices)	97124-5839 (Zip Code)

Registrant's telephone number, including area code: (503) 615-3200

(Former name or former address, if changed since last report): N/A

CENTERSPAN COMMUNICATIONS CORPORATION
FORM 8-K

INDEX

Item	Description	Page
Item 5.	Other Events	2
	Signatures	3

1

Item 5. Other Events

    Between December 1 and December 17, 1999, the holders of the Company's $6,000,000 principal amount serial coupon Convertible Debentures (the "Debentures") exercised their right to convert the Debentures. The Debentures were converted into 492,011 shares of the Company's Common Stock.

2

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 1999	CENTERSPAN COMMUNICATIONS CORPORATION
	By:	/s/ MARK B. CONAN Mark B. Conan Vice President of Finance, Administration and CFO

3

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Item 5. Other Events
SIGNATURES